SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report - December 15, 2005

                               TOWER BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                                       N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                           Page 1 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.




                           Page 2 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          The Board of Directors of Tower Bancorp, Inc. declared a first quarter cash dividend of $.24 per share at their December 14, 2005 meeting.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated December 15, 2005, of Tower Bancorp, Inc.








                           Page 3 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  December 15, 2005       /s/ Franklin T. Klink, III
                                -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































                           Page 4 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5

                                  EXHIBIT INDEX


                                                     Page Number
                                                          In Manually
 Exhibit                                          Signed Original

99             News Release, dated December 15, 2005, of Tower
               Bancorp, Inc.  6













































                           Page 5 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5
Exhibit 99





FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137

              TOWER BANCORP, INC. DECLARES FOURTH QUARTER DIVIDEND

GREENCASTLE, PA December 15, 2005 - The Board of Directors of Tower Bancorp, Inc. declared a first quarter cash dividend of $.24 per share at their December 14, 2005 meeting. The $.24 per share is 9.1% higher than the 2005 first quarter dividend. The dividend will be paid on January 23, 2005 to shareholders of record as of January 6, 2005.
    Tower Bancorp, Inc.'s sole subsidiary, The First National Bank of Greencastle, is the oldest, locally owned bank in Franklin County and operates ten office locations throughout Franklin County, PA and Washington County, MD.
    Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg, Quincy, Shady Grove, Waynesboro and Hagerstown, MD.
This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.




                                       ###
                           Page 6 of 6 Numbered Pages
                        Index to Exhibits Found on Page 5